Exhibit 10.3


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. WARRANT HOLDER SHOULD BE AWARE THAT HE MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                              ACORN HOLDING CORP.


                                        Issued on August 19, 2005 ("Issue Date")
                                  Void after August 19, 2008 ("Expiration Date")


This certifies that in connection with compensation for his service as Chairman of the Board of Directors of Acorn Holding Corp., a Delaware corporation with its principal office at 2618 York Avenue, Minden, LA 71055 (the "Company"), Larry Matheson, an individual residing at ______________________________________
28211, is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company at any time during the Exercise Period (as defined below), up to One Hundred Thousand (100,000) shares of Warrant Stock (as defined below) at a price per share equal to the Warrant Price (as defined below), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the full Warrant Price for the shares of Warrant Stock so purchased in lawful money of the United States or pursuant to the net exercise provisions contained in Section 2.7. The Warrant Price and the number and character of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

      1. DEFINITIONS. The following definitions shall apply for purposes of this
Warrant:

            1.1 "Company" means the "Company" as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

            1.2 "Exercise Period" means the period (A) commencing on the Issue Date and (B) ending at 5:00 p.m. Eastern Standard Time on the Expiration Date (as defined on the first page of this Warrant, and as subject to adjustment as provided herein).

            1.3  "Holder"   means  any  person  owning  of  record   Registrable
Securities or any assignee of record of such Registrable Securities to whom rights set forth herein have been duly assigned.

            1.4 "Registration" and the terms "register," "registration" and "registered" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement.

            1.5 "Registrable Securities" means all the Warrant Stock (as defined below) issued or issuable upon exercise of this Warrant, including any shares of Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued ) as a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in this clause. Notwithstanding anything to the contrary in this Agreement, in no event shall unvested shares be deemed "Registrable Securities."

            1.6 "Registrable Securities Then Outstanding" shall mean the number of shares of Common Stock which are Registrable Securities that are then (1) issued and outstanding or (2) issuable pursuant to the exercise or conversion of then outstanding and then exercisable and qualifying options, warrants or convertible securities.

            1.7 "SEC" means the U.S. Securities and Exchange Commission.

            1.8 "Warrant" means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

            1.9 "Warrant Holder" means any person who shall at the time be the registered holder of this Warrant.

            1.10 "Warrant Price" means $0.25 per share. The Warrant Price is subject to adjustment as provided herein.

            1.11 "Warrant Stock" means the Common Stock of the Company, $0.01 par value per share. The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term "Warrant Stock" shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms..

      2. EXERCISE.

            2.1 Method of Exercise. Subject to the terms and conditions of this Warrant, the Warrant Holder may exercise this Warrant in whole or in part, at any time or from time to time, on any business day during the Exercise Period, for up to that number of shares of Warrant Stock that has vested pursuant to
Section 2.2 below by surrendering this Warrant at the principal offices of the Company, with the subscription form attached hereto duly executed by the Warrant Holder, and payment of an amount equal to the product obtained by multiplying
(i) the number of shares of Warrant Stock to be purchased by the Warrant Holder by (ii) the Warrant Price or adjusted Warrant Price therefor, if applicable, as determined in accordance with the terms hereof.

            2.2 Vesting and Exercisability of Warrant. This Warrant will become vested and exercisable as to Two Hundred Thousand (100,000) shares of Warrant Stock as of the Issue Date.

            2.3 Form of Payment. Payment may be made by (i) a check payable to the Company's order, (ii) wire transfer of funds to the Company, (iii) a net exercise election under Section 2.7, (iv) cancellation of indebtedness of the Company to the Warrant Holder or (v) any combination of the foregoing.

            2.4 Partial Exercise. Upon a partial exercise of this Warrant, this Warrant shall be surrendered by the Warrant Holder and replaced with a new Warrant of like tenor in which the number of shares of Warrant Stock shall be reduced by the number of shares of Warrant Stock purchased upon such exercise.

            2.5 No Fractional Shares. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of any such fractional share, calculated on the basis of the Warrant Price.

            2.6 Restrictions on Exercise. This Warrant may not be exercised if the issuance of the Warrant Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Warrant Holder shall execute the subscription form attached hereto as Exhibit 1, confirming and acknowledging that the representations and warranties of the Warrant Holder set forth in Section 5 are true and correct as of the date of exercise.

            2.7 Net Exercise Election. The Warrant Holder may elect to convert all or a portion of this Warrant, without the payment by the Warrant Holder of any additional consideration, by the surrender of this Warrant or such portion to the Company, with the net exercise election selected in the subscription form attached hereto duly executed by the Warrant Holder, into up to the number of shares of Warrant Stock that is obtained under the following formula:

                                  X = Y (A-B)
                                      -------
                                         A

where X = the number of shares of Warrant Stock to be issued to the Warrant Holder pursuant to this Section 2.7.

            Y = the number of shares of Warrant Stock as to which this Warrant is being net exercised.

            A = the fair market value of one share of Warrant Stock, as determined in good faith by the Company's Board of Directors, as at the time the net exercise election is made pursuant to this Section 2.7.

            B = the Warrant Price.

      The Company will promptly respond in writing to an inquiry by the Warrant Holder as to the then current fair market value of one share of Warrant Stock.

      For purposes of the above calculation, fair market value of one share of Warrant Stock shall be the product of (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal, for the five (5) trading days prior to the date of determination of fair market value and (ii) the number of shares of Common Stock into which each share of Warrant Stock is convertible, if applicable, at the time of such exercise; provided, however, if there is no public market for the Company's Common Stock at the time of such exercise, the fair market value shall be determined by the Company's Board of Directors in good faith.

      3. ISSUANCE OF STOCK. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise.

      4. ADJUSTMENT PROVISIONS. The number and character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

            4.1 Adjustment for Stock Splits and Stock Dividends. The Warrant Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split or reverse stock split, or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities).

            4.2 Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Sections 4.1 or 4.3) or (b) assets (including cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Warrant
Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Warrant Holder would have been entitled upon such date if the Warrant Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

            4.3 Adjustment for Reorganization, Consolidation, Merger. In case of any recapitalization or reorganization of the Company after the date of this Warrant, or in case, after such date, the Company shall consolidate with or merge into another corporation, then, and in each such case, the Warrant Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such recapitalization, reorganization, consolidation or merger, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Warrant Holder would have been entitled upon the consummation of such recapitalization, reorganization, consolidation or merger if the Warrant Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing corporation in such reorganization, consolidation or merger (if other than the Company) shall duly execute and deliver to the Warrant Holder a supplement hereto acknowledging such corporation's obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger.

            4.4 Conversion of Stock. In case all the authorized Warrant Stock of the Company is converted, pursuant to the Company's Certificate of Incorporation, into Common Stock or other securities or property, or the Warrant Stock otherwise ceases to exist, then, in such case, the Warrant Holder, upon exercise of this Warrant at any time after the date on which the Warrant Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Termination Date (the "Former Number of Shares of Warrant Stock"), the stock and other securities and property which the Warrant Holder would have been entitled to receive upon the Termination Date if the Warrant Holder had exercised this Warrant with respect to the Former Number of Shares of Warrant Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Warrant).

            4.5 Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the Warrant Price or the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

            4.6 No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

            4.7 Reservation of Stock. If at any time the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock or other securities issuable upon exercise of this Warrant as shall be sufficient for such purpose.

      5. REPRESENTATIONS AND WARRANTIES OF WARRANT HOLDER. Warrant Holder represents and warrants to the Company as follows:

            5.1 Purchase for Own Account for Investment. Warrant Holder is purchasing the Warrant Stock for Warrant Holder's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Warrant Stock within the meaning of the Act. Warrant Holder has no present intention of selling or otherwise disposing of all or any portion of the Warrant Stock and no one other than Warrant Holder has any beneficial ownership of any of the Warrant Stock.

            5.2 Access to Information. Warrant Holder has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Warrant Holder reasonably considers important in making the decision to purchase the Warrant Stock, and Warrant Holder has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

            5.3 Understanding of Risks. Warrant Holder is fully aware of: (a) the highly speculative nature of the investment in the Warrant Stock; (b) the financial hazards involved; (c) the lack of liquidity of the Warrant Stock and the restrictions on transferability of the Warrant Stock (e.g., that Warrant Holder may not be able to sell or dispose of the Warrant Stock or use it as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in the Warrant Stock.

            5.4 Warrant Holder's Qualifications. Warrant Holder has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Warrant Holder aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Warrant Holder's business or financial experience, Warrant Holder is capable of evaluating the merits and risks of this investment, has the ability to protect Warrant Holder's own interests in this transaction and is financially capable of bearing a total loss of this investment.

            5.5 No General Solicitation. At no time was Warrant Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Warrant Stock.

            5.6 Compliance with Securities Laws. Warrant Holder understands and acknowledges that, in reliance upon the representations and warranties made by Warrant Holder herein, the Warrant Stock is not being registered with the SEC under the Act, but instead is being issued under an exemption or exemptions from the registration and qualification requirements of the Act which impose certain restrictions on Warrant Holder's ability to transfer the Warrant Stock.

            5.7 Restrictions on Transfer. Warrant Holder understands that Warrant Holder may not transfer any Warrant Stock unless such Warrant Stock is registered under the Act or other applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Warrant Holder understands that only the Company may file a registration statement with the SEC. Warrant Holder has also been advised that exemptions from registration and qualification may not be available or may not permit Warrant Holder to transfer all or any of the Warrant Stock in the amounts or at the times proposed by Warrant Holder.

            5.8 Legends. It is understood that the certificates evidencing the Warrant Stock (unless such Warrant Stock is registered under the Act) will bear the legend set forth below:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTIONS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. WARRANT HOLDER SHOULD BE AWARE THAT HE MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE
            SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      6. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. This Warrant does not by itself entitle the Warrant Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Warrant Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Warrant Holder, shall cause the Warrant Holder to be a shareholder of the Company for any purpose.

      7. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant.

      8. ATTORNEYS' FEES. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys' fees.

      9. TRANSFER. Neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company's prior written consent, which the Company may withhold in its sole discretion. The rights and obligations of the Company and the Warrant Holder under this Warrant shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

      10. GOVERNING LAW. This Warrant shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to principles of conflict of laws or choice of laws.

      11. HEADINGS. The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

      12. NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one
(1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated above for such party or at such other address as any party or the Company may designate by giving ten (10) days' advance written notice to all other parties.

      13. AMENDMENT; WAIVER. Any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Warrant Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon the Warrant Holder, each future holder of such securities, and the Company.

      14. SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

      15. TERMS BINDING. By acceptance of this Warrant, the Warrant Holder accepts and agrees to be bound by all the terms and conditions of this Warrant.



      IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first above written.

THE COMPANY:
------------

ACORN HOLDING CORP.

By: /s/ Zwika Kreisman
   -------------------------------------

Name: Zwika Kreisman
     -----------------------------------

Title: President and CEO
      ----------------------------------


AGREED AND ACKNOWLEDGED

WARRANT HOLDER:
---------------

/s/ Larry Matheson
----------------------------------------
Larry Matheson

                                    EXHIBIT 1


                              FORM OF SUBSCRIPTION
                              --------------------
                  (To be signed only upon exercise of Warrant)


      To: Acorn Holding Corp.

      (1) The undersigned Warrant Holder hereby elects to purchase __________ shares of Common Stock of Acorn Holding Corp. (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

      (2) Net Exercise Election. The undersigned Warrant Holder elects to convert the Warrant into shares of Warrant Stock by net exercise election pursuant to Section 2.7 of the Warrant. This conversion is exercised with respect to __________ shares of the Warrant Stock

      (3) In exercising the Warrant, the undersigned Warrant Holder hereby confirms and acknowledges that the representations and warranties set forth in
Section 5 of the Warrant as they apply to the undersigned Warrant Holder continue to be true and correct as of this date.

      (4) Please issue a certificate or certificates representing such shares of Warrant Stock in the name specified below:


                                     -------------------------------------------
                                     (Name)


                                     -------------------------------------------
                                     (Address)


                                     -------------------------------------------
                                     (City, State, Zip Code)


                                     -------------------------------------------
                                     (Federal Tax Identification Number)


                                     -------------------------------------------
                                     (Date)